--------------------------------------------------------------------------------
                                   MORGAN STANLEY
                                    DEAN WITTER
                                   EASTERN EUROPE
                                     FUND, INC.
--------------------------------------------------------------------------------


                                 SEMI-ANNUAL REPORT
                                   JUNE 30, 1999
                             MORGAN STANLEY DEAN WITTER
                             INVESTMENT MANAGEMENT INC.
                                 INVESTMENT ADVISER


                             MORGAN STANLEY DEAN WITTER
                             EASTERN EUROPE FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT ADVISER


Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
Chaseside
Bournemouth BH7 7DB
United Kingdom

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
------------

For the six months ended June 30, 1999, the Morgan Stanley Dean Witter Eastern Europe Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 30.99% compared to 36.18% for the Fund's benchmark (described below). For the period since the Fund's commencement of operations on September 30, 1996 through June 30, 1999, the Fund had a total return, based on net asset value per share, of -0.15% compared with -7.02% for its benchmark. For the period from September 30, 1996 to December 31, 1997, the Fund's performance had been compared with the Russia (Moscow Times 50) and New Europe Blended Composite. This composite was comprised of 50% of the Moscow Times 50 Index and 50% of the market capitalization weighted Morgan Stanley Capital International (MSCI) local indices for the Czech Republic, Hungary and Poland, including dividends. Since December 31, 1997, the Fund's performance has been compared with the Russia and New Europe Composite. This composite is comprised of the market capitalization weighted MSCI local indices for Russia, Poland, the Czech Republic and Hungary. On June 30, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $15 1/8, representing an 8.7% discount to the Fund's net asset value per share.

Russian politics took center stage during the first half of 1999 when President Boris Yeltsin dismissed Prime Minister Yevgeny Primakov, who had been appointed late last year, and replaced him with loyalist Sergei Stepashin. Until that point, the Russian market had been rallying, up over 50% through the end of May, led mainly by the oil stocks. But the political shuffle stunned the country's stock market, which fell 15% in the aftermath and roiled security prices in neighboring countries. Primakov's rule had produced relatively positive results. In the aftermath of last year's financial crisis, which culminated with the forced devaluation of the ruble, many observers had expected the Russian economy to collapse due to hyperinflation and political division. Instead, the subsequent economic contraction and political situation proved much milder than expected. After falling for several months, industrial production has rebounded, rising 6% in May year-on-year. Inflation began the year at nearly 10% month-on-month but has since fallen to below 2%. In addition, Primakov was not associated with previous reform efforts and escaped blame for the financial collapse. He was able to bring stability to the Russian political scene, replacing the conflict between the Yeltsin administration and Parliament with compromise. It is unclear why Yeltsin removed Primakov just as stability was returning to Russia. Perhaps the Prime Minister was encroaching on the President's perogatives. Although his popularity reached new lows in the aftermath, Yeltsin sent a signal that he was not a lame duck president.

Yeltsin's choice of new Prime Minister also surprised Kremlin observers. Sergei Stepashin, who became Russia's fourth Prime Minister in little more than a year, was not widely known throughout the country. His approval for the Prime Minister post by Parliament was uncertain. If they refused to confirm him, Parliament would have been dismissed and new elections held. Once Stepashin was approved, the market quickly resumed its rally. By the end of the first half of 1999, the market was up 133%, as measured by the MSCI Russia Index.

During the first quarter, the Russian market was driven by the oil companies LUKoil and Surgutneftegaz, which benefited from the devaluation and the 50% recovery in the price of oil. LUKoil, the largest of the Russian oil stocks with over 15 million barrels of reserves, was up 144% through the end of June. Profitability per barrel of production should more than double this year versus last year as the devaluation reduced fixed ruble costs. Market leadership, however, shifted during the second quarter from export oriented companies to domestic stocks, namely utilities and telecommunication companies. Unified Energy Systems, Russia's giant, rallied 86% during the second quarter and finished the first half of the year up 187% despite the fact that demand for electricity remains sluggish and there have been no tariff increases despite the high rates of inflation. Rostelecom, Russia's domestic and long-distance operator, also performed strongly, up 116% during the first half of 1999. Domestic stock performance has been driven by a combination of higher levels of liquidity in the market and the better than expected performance of the economy. Russia's economic recovery has been driven by the surprise benefits of the devaluation of the ruble, which has fallen by 75% since August of last year, coupled with a relatively stable inflation environment. The devaluation has rendered imports too expensive, forcing consumers to switch to domestic products. Meanwhile, ruble costs have not risen significantly--wage increases continue to lag inflation. Domestic production has expanded to fill the gap, driving up overall production. Contrary to expectations, domestic production in the first half of the year was 3% higher than last year. The country's current account has also benefited. Imports have collapsed while commodities--Russia's primary export--have rallied. The country's trade surplus grew from $0.2 billion in the first quarter of 1998 to $6.2 billion in the first quarter of 1999. After the ruble's dramatic fall, it has now stabilized at around 25 rubles per dollar. Renewed confidence in the economy has led investors to buy companies that benefit from higher levels of economic activity.

During the next year, focus will remain on politics. Elections for the Duma (Russia's lower house of Parliament) are scheduled to be held in December 1999 and Presidential elections in July 2000. At this point, it appears unlikely that the elections will produce a major shift in Russian policies. Most of the serious presidential candidates appear centrist. Until the elections are over, however, political uncertainty will rise.

Following Russia, the Czech market was the best performing country in the region during the second quarter, up 28.4%, despite indications that the recession is lasting longer than anticipated. First quarter GDP contracted 4.5% year-on-year, after falling 2.3% for the whole of 1998. While domestic consumption is showing signs of growth, the volume of investment in the economy fell 7%. In response, the Czech Central Bank has cut interest rates ten times during the last year; a total of 7%. While the interest rate cuts appear dramatic, real interest rates have not fallen as significantly as inflation, which has dropped from 8.8% at the end of last year to 2.4% by May.

The ongoing restructuring taking place in the Czech economy should reap long-term benefits, but the process will take time. The stock market, however, has begun to discount the Czech turn-around story, particularly in the banking sector. During the last quarter, the government successfully privatized one of the country's largest banks, CSOB. A foreign strategic investor paid over $1 billion for a controlling stake in the bank, inspiring confidence that the two remaining large bank privatizations will be completed soon. The two bank stocks have rallied strongly--Ceska Sporitelna is up 56% for the year and Komercni Bank is up 79%. The economic impact of privatization in the banking sector is being felt as banks put pressure on enterprises in which they hold stakes to accelerate restructuring and this pressure will intensify as the privatization process accelerates.

A clear indication of increased confidence in the Czech Republic is a large pick-up in long-term capital flows into the country. The Czech Republic has traditionally been perceived as a laggard in its ability to attract foreign investment. But the government's commitment to press ahead with necessary privatizations, although at a slow pace, is beginning to produce results. New government incentives, such as tax holidays, help as well. Foreign direct investment tripled during the first quarter, reaching $600 million, continuing a trend that began last year. The government has also announced a revitalization program, aimed at addressing some of the weaknesses in Czech industry. Under the program, the government would purchase some of the banks' bad debts, convert them into equity and sell to strategic investors.

The other economies of central Europe continue to be caught in an economic slowdown - the result of the current sluggishness in core European economies and last year's Russia crisis. In Poland, GDP growth in the first quarter slowed to 1.5%, from 2.9% in the last quarter of 1998. Export weakness also continued--exports to Russia, for example, declined 76% quarter-on-quarter. The economic slowdown has led to growing current account and budget deficits. During the first five months of the year, the budget deficit reached 10 billion Polish zloty, well ahead of schedule. The budget overshoot is due to lower than anticipated revenue collection by the government and higher expenditures on pension reform. Meanwhile, the current account deficit exceeded $3 billion in the first four months of the year, up over 30% from last year.

Despite the recent negative developments, the Polish market was up almost 30% during the second quarter. The economic situation appears to be turning. Industrial production, which was negative earlier in the year, turned positive in May, rising 2.3%. In addition, economic recovery in Germany appears to be gradually recovering, which benefits Polish exports. Regarding the budget deficit, the government is taking steps to increase revenue collection, including an increase in excise taxes. The growing current account situation should improve with rising Western European demand, and large scale privatization during the second half of the year should cover the deficit. Meanwhile, a softer economy has helped keep inflation under control with the CPI falling to 6.4% in May. Evidence of a recovery combined with a jump in merger activity in the Polish banking sector pushed the market up. Merger and strategic-takeover rumors pushed up several Polish banks, particularly those without a strong strategic partner. BRE Bank, for example, has rallied 46% during the first half due to a large capital gains transaction and the possibility of merging with another listed bank.

Hungary continues to be the region's laggard, rising only 7.5% during the second quarter after a fall of 15% in the first quarter. The economy faces many of the same dynamics as in Poland, namely growing budget and current account deficits. However, unlike Poland, the government has yet to adopt measures to deal with the fiscal overshoot, choosing a 'wait-and-see' approach instead. The current account is also a problem. Export performance has been poor while the relatively strong economy continues to absorb imports. In addition, the Kosovo crisis pushed down tourist revenue. The current account will likely reach $2.7 billion for the year or almost 6% of GDP. While the situation appears manageable, the equity market is likely to remain in the doldrums until the government takes stronger fiscal action or the situation dramatically approves on its own.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR



July 1999

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.



--------------------------------------------------------------------------------
DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/institutional/investmentmanagement.

Morgan Stanley Dean Witter Eastern Europe Fund, Inc.
Investment Summary as of June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HISTORICAL                                                       TOTAL RETURN (%)
INFORMATION                     -------------------------------------------------------------------------------------
                                   MARKET VALUE (1)              NET ASSET VALUE (2)                INDEX (3)
                                ------------------------      ------------------------      -------------------------
                                                  ANNUAL                        ANNUAL                        ANNUAL
                                CUMULATIVE       AVERAGE      CUMULATIVE       AVERAGE      CUMULATIVE       AVERAGE
                                ----------       -------      ----------       -------      ----------       -------
     Fiscal Year to Date           54.14%            --          30.99%            --          36.18%            --
     One Year                      -0.41          -0.41%         -7.07          -7.07%         -7.14          -7.14%
     Since Inception*              -8.86          -3.32          -0.15          -0.05          -7.02          -2.61

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                            [GRAPH]


                                                       YEAR ENDED DECEMBER 31,                 SIX MONTHS
                                   PERIOD FROM                                                    ENDED
                              SEPTEMBER 30, 1996*                                                JUNE 30,
                              TO DECEMBER 31, 1996        1997                1998                1999
                              --------------------        ----                ----                ----
Net Asset Value Per Share.....      $   20.77           $   26.59           $   12.65           $   16.57
Market Value Per Share .......      $   18.00           $   23.88           $    9.81           $   15.13
Premium/(Discount)............          -13.3%              -10.2%              -22.4%               -8.7%
Income Dividends..............      $    0.07                  --                  --                  --
Capital Gains Distributions...             --           $    3.68           $    0.67                  --
Fund Total Return (2).........           4.18%              48.19%             -50.62%              30.99%
Index Total Return (3)........           9.25%              48.23%             -57.84%              36.18%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) For the period from the commencement of operations through December 31, 1997, the Fund's performance had been compared with the Russia (Moscow Times 50) and New Europe Blended Composite. This composite was comprised of 50% of the market capitalization weighted Morgan Stanley Capital International (MSCI) local indices for the Czech Republic, Hungary and Poland, and 50% of the Moscow Times 50 Index, including dividends. Beginning December 31, 1997, the Fund's performance has been compared with the Russia and New Europe Composite. This composite is comprised of the market capitalization weighted MSCI local indices for Russia, Poland, the Czech Republic and Hungary.
*    The Fund commenced operations on September 30, 1996.

Morgan Stanley Dean Witter Eastern Europe Fund, Inc.
Portfolio Summary as of June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

[PIE CHART]


Equity Securities                       (98.1%)
Debt Instruments                         (1.0%)
Short-Term Investments                   (0.9%)

--------------------------------------------------------------------------------
SECTORS

[PIE CHART]

Banking                                 (16.6%)
Data Processing & Reproduction           (3.4%)
Energy Sources                          (28.5%)
Leisure & Tourism                        (2.2%)
Misc. Materials & Commodities            (1.2%)
Telecommunications                       (6.7%)
Telecommunications--Integrated          (21.2%)
Transportation--Road & Rail              (1.8%)
Utilities -- Electrical & Gas            (9.9%)
Wholesale & International Trade          (4.8%)
Other                                    (3.7%)

--------------------------------------------------------------------------------

COUNTRY WEIGHTINGS

[PIE CHART]



Russia                                  (36.9%)
Poland                                  (27.3%)
Hungary                                 (18.6%)
Czech Republic                          (12.1%)
Croatia                                  (4.3%)
Other                                    (0.8%)

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS*


                                                    PERCENT OF
                                                    NET ASSETS
                                                    ----------
     1.   LUKoil Holdings (Russia)                     16.4%
     2.   Surgutneftegaz (Russia)                       9.9
     3.   Telekomunikacja Polska (Poland)               9.7
     4.   Matav Rt. (Hungary)                           8.9
     5.   SPT Telecom (Czech Republic)                  6.7
     6.   Unified Energy Systems (Russia)               5.6%
     7.   Elektrim (Poland)                             4.9
     8.   Zagrebacka Banka (Croatia)                    4.3
     9.   Wielkopolski Bank Kredytowy (Poland)          3.5
     10.  Czech Power Co. (Czech Republic)              2.8
                                                       ----
                                                       72.7%
                                                       ----
                                                       ----

* Excludes short-term investments.

FINANCIAL STATEMENTS
------
STATEMENT OF NET ASSETS (UNAUDITED)
------
JUNE 30, 1999


                                                                      VALUE
                                                  SHARES              (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.2%)
(Unless otherwise noted)
--------------------------------------------------------------------------------
CROATIA (4.3%)
BANKING
(a)Zagrebacka Banka GDR                         310,500            U.S.$   3,175
                                                                   -------------
--------------------------------------------------------------------------------
CZECH REPUBLIC (12.1%)
BANKING
   Ceska Sporitelna                              75,000                      320
(a)Komercni Banka                                34,800                      651
                                                                   -------------
                                                                             971
                                                                   -------------
BEVERAGES & TOBACCO
   Tabak                                          1,695                      403
                                                                   -------------
Chemicals
(a)Unipetrol                                    318,000                      602
                                                                   -------------
TELECOMMUNICATIONS
   SPT Telecom                                  307,600                    4,964
                                                                   -------------
UTILITIES -- ELECTRICAL & GAS
(a)Czech Power Co.                            1,003,800                    2,053
                                                                   -------------
                                                                           8,993
                                                                   -------------
--------------------------------------------------------------------------------
HUNGARY (18.6%)
BANKING
   OTP Bank Rt.                                  44,700                    1,866
                                                                   -------------
DATA PROCESSING & REPRODUCTION
(a,b)Synergon Information Systems GDR            62,000                      722
                                                                   -------------
ENERGY SOURCES
   MOL Magyar Olaj-es Gazipari Rt. GDR           67,618                    1,620
                                                                   -------------
LEISURE & TOURISM
   Danubius Hotel and Spa Rt.                    89,020                    1,617
                                                                   -------------
TELECOMMUNICATIONS -- INTEGRATED
   Matav Rt.                                    400,234                    2,167
   Matav Rt. ADR                                 60,400                    1,661
(a)Matav Rt. ADR                                101,040                    2,779
                                                                   -------------
                                                                           6,607
                                                                   -------------
TRANSPORTATION -- ROAD & RAIL
   North American Bus Industries Rt.             84,081                    1,311
                                                                   -------------
                                                                          13,743
                                                                   -------------
--------------------------------------------------------------------------------
POLAND (27.3%)
BANKING
(a)Bank Handlowy W Warszawie                     28,098              U.S.$   390
(a)Bank Handlowy W Warszawie GDR                 60,246                      837
   BRE                                           45,043                    1,416
   Powszechny Bank Kredytowy                        844                       20
(a,c)Powszechny Bank Kredytowy `C'               60,723                    1,066
   Wielkopolski Bank Kredytowy                  443,969                    2,598
                                                                   -------------
                                                                           6,327
                                                                   -------------
BEVERAGES & TOBACCO
   Zwyiec                                         3,667                      423
                                                                   -------------
DATA PROCESSING & REPRODUCTION
   Prokom                                         4,223                      140
   Prokom GDR                                    77,860                    1,277
   Softbank                                      10,340                      358
                                                                   -------------
                                                                           1,775
                                                                   -------------
MISC. MATERIALS & COMMODITIES
(a) KGHM Polska Miedz                             5,898                       37
(a) KGHM Polska Miedz GDR                        66,000                      831
                                                                   -------------
                                                                             868
                                                                   -------------
TELECOMMUNICATIONS -- INTEGRATED
(a)Telekomunikacja Polska GDR                 1,020,000                    7,191
                                                                   -------------
WHOLESALE & INTERNATIONAL TRADE
   Elektrim                                     254,102                    3,588
                                                                   -------------
                                                                          20,172
                                                                   -------------
--------------------------------------------------------------------------------
RUSSIA (35.9%)
BROADCASTING & PUBLISHING
(a,c)Storyfirst Communications `A'  (Preferred)   1,920                      725
                                                                   -------------
ENERGY SOURCES
   LUKoil Holding-Sponsored ADR                 190,920                    7,804
   LUKoil Holdings                              197,000                    1,950
   LUKoil Holdings ADR                           58,818                    2,404
(a)Surgutneftegaz ADR                           866,842                    7,314
                                                                   -------------
                                                                          19,472
                                                                   -------------
TELECOMMUNICATIONS -- INTEGRATED
(a,c)Mustcom                                  5,356,352                    1,117
                                                                   -------------
UTILITIES -- ELECTRICAL & GAS
(a)Gazprom ADR                                   98,800                    1,114
   Unified Energy Systems                    40,000,000                    3,500
   Unified Energy Systems GDR                    68,800                      667
                                                                   -------------
                                                                           5,281
                                                                   -------------
                                                                          26,595
                                                                   -------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost U.S.$69,542)                                                     72,678
                                                                   -------------
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
                                          6


                                                             FACE
                                                           AMOUNT               VALUE
                                                             (000)               (000)
-------------------------------------------------------------------------------------
DEBT INSTRUMENTS (1.0%)
-------------------------------------------------------------------------------------
RUSSIA (1.0%)
TELECOMMUNICATIONS -- INTEGRATED (1.0%)
(c)Svyazinvest (Cost U.S.$3,146)                  U.S.$     3,146     U.S.$       773
                                                                      ---------------
-------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (0.4%)
-------------------------------------------------------------------------------------
UNITED STATES (0.4%)
REPURCHASE AGREEMENT
   Chase Securities, Inc. 4.55%,
     dated 6/30/99, due 7/1/99,
     to be repurchased at U.S.$301,
     collateralized by U.S.$280
     United States Treasury Bonds,
     7.25%, due 5/15/16, valued at U.S.$311
   (Cost U.S.$301)                                            301                 301
                                                                      ---------------
-------------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (0.5%)
   HUNGARIAN FORINT
   (Cost U.S.$337)                                  HUF    81,355                 337
                                                                      ---------------
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
   (Cost $73,326)                                                              74,089
                                                                      ---------------
-------------------------------------------------------------------------------------
OTHER ASSETS (1.7%)
   Receivable for Investments Sold                U.S.$       588
   Interest Receivable                                        454
   Dividends Receivable                                       200
   Other Assets                                                12               1,254
                                                  ---------------     ---------------
-------------------------------------------------------------------------------------
LIABILITIES (-1.8%)
   Payable For:
     Investments Purchased                                   (969)
     Custodian Fees                                          (100)
     Investment Advisory Fees                                 (95)
     Professional Fees                                        (47)
     Shareholder Reporting Expenses                           (51)
     Administrative Fees                                      (12)
     Directors' Fees and Expenses                             (23)
     Bank Overdraft                                           (13)
   Other Liabilities                                          (14)             (1,324)
                                                  ---------------     ---------------
-------------------------------------------------------------------------------------
NET ASSETS (100%)
   Applicable to 4,466,648, issued and
     outstanding U.S.$0.01 par value shares
     (500,000,000 shares authorized)                                           74,019
                                                                      ---------------
                                                                      ---------------
-------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                             U.S.$     16.57
                                                                      ---------------
                                                                      ---------------
-------------------------------------------------------------------------------------


                                                                               AMOUNT
                                                                                 (000)
-------------------------------------------------------------------------------------
AT JUNE 30, 1999, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------
   Common Stock                                                       U.S.$        45
   Capital Surplus                                                             93,697
   Accumulated Net Investment Loss                                               (359)
   Accumulated Net Realized Loss                                              (20,123)
   Unrealized Appreciation on Investments and
     Foreign Currency Translations                                                759
-------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                      U.S.$    74,019
                                                                      ---------------
                                                                      ---------------
-------------------------------------------------------------------------------------

(a) -- Non-income producing
(b) -- 144A - certain conditions for public sale may exist.
(c) -- Security valued at fair value -- see note A-1 to financial statements. ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt

--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
                                          7

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- JUNE 30, 1999 (UNAUDITED)


                                                          PERCENT
                                             VALUE         OF NET
INDUSTRY                                      (000)        ASSETS
------------------------------------------------------------------
Banking                                U.S.$12,339           16.6%
Beverages & Tobacco                            826            1.1
Broadcasting & Publishing                      725            1.0
Chemicals                                      602            0.8
Data Processing & Reproduction               2,497            3.4
Energy Sources                              21,092           28.5
Leisure & Tourism                            1,617            2.2
Misc. Materials & Commodities                  868            1.2
Telecommunications                           4,964            6.7
Telecommunications -- Integrated            15,688           21.2
Transportation -- Road & Rail                1,311            1.8
Utilities -- Electrical & Gas                7,334            9.9
Wholesale & International Trade              3,588            4.8
Other                                          638            0.9
                                       -----------          -----
                                       U.S.$74,089          100.1%
                                       -----------          -----
                                       -----------          -----
-----------------------------------------------------------------

SUMMARY OF TOTAL INVESTMENTS BY COUNTRY --
JUNE 30, 1999 (UNAUDITED)


                                                          PERCENT
                                             VALUE         OF NET
COUNTRY                                      (000)         ASSETS
-----------------------------------------------------------------
Croatia                                U.S.$ 3,175            4.3%
Czech Republic                               8,993           12.1
Hungary                                     13,743           18.6
Poland                                      20,172           27.3
Russia                                      27,368           36.9
United States (short-term investments)         301            0.4
Other                                          337            0.5
                                       -----------          -----
                                       U.S.$74,089          100.1%
                                       -----------          -----
                                       -----------          -----
-----------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
                                          8


                                                                                                SIX MONTHS
                                                                                                   ENDED
                                                                                               JUNE 30, 1999
                                                                                                (UNAUDITED)
STATEMENT OF OPERATIONS                                                                            (000)
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  U.S.$     304
   Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            243
   Less: Foreign Taxes Withheld  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (42)
-------------------------------------------------------------------------------------------------------------
      Total Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            505
-------------------------------------------------------------------------------------------------------------
EXPENSES
   Investment Advisory Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            511
   Custodian Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             87
   Administrative Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             66
   Professional Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             60
   Shareholder Reporting Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . .             59
   Amortization of Organization Costs  . . . . . . . . . . . . . . . . . . . . . . . . . .             44
   Directors' Fees and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             23
   Other Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             15
-------------------------------------------------------------------------------------------------------------
      Total Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            865
-------------------------------------------------------------------------------------------------------------
         Net Investment Loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (360)
-------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
   Investment Securities Sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,734
   Foreign Currency Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (137)
-------------------------------------------------------------------------------------------------------------
      Net Realized Gain  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,597
-------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
   Appreciation on Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         11,786
   Appreciation on Foreign Currency Translations . . . . . . . . . . . . . . . . . . . . .             19
-------------------------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation . . . . . . . . . . . . . . . . . . .         11,805
-------------------------------------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized
   Appreciation/Depreciation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,402
-------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  . . . . . . . . . . . . . . . . .  U.S.$  17,042
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------


                                                                            SIX MONTHS
                                                                               ENDED
                                                                           JUNE 30, 1999       YEAR ENDED
                                                                            (UNAUDITED)     DECEMBER 31, 1998
STATEMENT OF CHANGES IN NET ASSETS                                             (000)             (000)
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
   Net Investment Loss . . . . . . . . . . . . . . . . . . . . . . . . .  U.S.$    (360)    U.S.$    (823)
   Net Realized Gain (Loss). . . . . . . . . . . . . . . . . . . . . . .          5,597           (25,872)
   Change in Unrealized Appreciation/Depreciation. . . . . . . . . . . .         11,805           (40,832)
-------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting from Operations . . .         17,042           (67,527)
-------------------------------------------------------------------------------------------------------------
Distributions:
   In Excess of Net Realized Gains . . . . . . . . . . . . . . . . . . .             --            (3,351)
-------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Reinvestment of Distributions (32,748 shares) . . . . . . . . . . . .             --               579
   Repurchase of Shares (300,600 and 270,500 shares, respectively) . . .         (3,332)           (2,463)
-------------------------------------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting from Capital
      Share Transactions . . . . . . . . . . . . . . . . . . . . . . . .         (3,332)           (1,884)
-------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) . . . . . . . . . . . . . . . . . . . . . .         13,710           (72,762)
Net Assets:
   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . .         60,309           133,071
-------------------------------------------------------------------------------------------------------------
   End of Period (including accumulated net investment
      loss / undistributed net investment income of
      U.S.$(359) and U.S.$1, respectively) . . . . . . . . . . . . . . .  U.S.$  74,019     U.S.$  60,309
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

       The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS


                                                      SIX MONTHS
                                                        ENDED
                                                       JUNE 30,           YEAR ENDED DECEMBER 31,               PERIOD FROM
                                                         1999     ----------------------------------------  SEPTEMBER 30, 1996* TO
SELECTED PER SHARE DATA AND RATIOS:                   (UNAUDITED)                1998               1997      DECEMBER 31, 1996
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD . . . . . .     U.S.$  12.65        U.S.$  26.59       U.S.$  20.77         U.S.$  20.00
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) . . . . . . . . . .            (0.08)              (0.17)             (0.38)                0.06
Net Realized and Unrealized Gain (Loss)
  on Investments . . . . . . . . . . . . . . . .             3.84              (13.21)              9.88                 0.78
----------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations  . . . . .             3.76              (13.38)              9.50                 0.84
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income  . . . . . . . . . . . .               --                  --                 --                (0.07)
  Net Realized Gain  . . . . . . . . . . . . . .               --                  --              (3.68)                  --
  In Excess of Net Realized Gain . . . . . . . .               --               (0.67)                --                   --
----------------------------------------------------------------------------------------------------------------------------------
     Total Distributions . . . . . . . . . . . .               --               (0.67)             (3.68)               (0.07)
----------------------------------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Shares Repurchased . . .             0.16                0.11                 --                   --
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD . . . . . . . . .     U.S.$  16.57        U.S.$  12.65       U.S.$  26.59         U.S.$  20.77
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD  . . . . .     U.S.$  15.13         U.S.$  9.81       U.S.$  23.88         U.S.$  18.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value . . . . . . . . . . . . . . . . .            54.14%             (57.34)%            53.53%               (9.72)%
  Net Asset Value (1)  . . . . . . . . . . . . .            30.99%             (50.62)%            48.19%                4.18%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)  . . . . .      U.S.$74,019         U.S.$60,309       U.S.$133,071         U.S.$103,945
----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets  . . . .             2.72%**             2.51%              2.50%                3.30%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets  . . . . . . . . . . . .            (1.13)%**           (0.89)%            (1.27)%               1.15%**
Portfolio Turnover Rate  . . . . . . . . . . . .              100%                 96%                71%                   2%
----------------------------------------------------------------------------------------------------------------------------------

  *  Commencement of Operations.
* *  Annualized.
 (1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

       The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999 (UNAUDITED)
------------

     The Morgan Stanley Dean Witter Eastern Europe Fund, Inc. (formerly Morgan Stanley Russia & New Europe Fund, Inc.) (the "Fund") was incorporated in Maryland on February 3, 1994 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies, which are in conformity with generally accepted accounting principles for investment companies, are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. All non-equity securities as to which market quotations are readily available are valued at their market values. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others. At June 30, 1999, securities valued at $3,681,000 representing 5.0% of net assets have been fair valued. The amounts realized upon disposition may differ from the assigned valuations and such differences could be material.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.


3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denom-inated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

The Fund may use derivatives to achieve its investment objective. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. LOAN AGREEMENTS: The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

7. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

8. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the ex-tent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

9. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

10. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

11. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, gains on certain securities of corporations designated as "passive foreign investment companies", net operating losses and the timing of the recognition of gains or losses on securities.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.60% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.09% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. For the six months ended June 30, 1999, the Fund made purchases and sales totaling $63,185,000 and $65,196,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. During the six months ended June 30, 1999, the Fund incurred $33,000 as brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker/dealer. At June 30, 1999, the U.S. Federal income tax cost basis of securities was $72,989,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $763,000, of which $11,444,000 related to appreciated securities and $10,681,000 related to depreciated securities. At December 31, 1998, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $23,890,000 available to offset future capital gains which will expire on December 31, 2006. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

F. A significant portion of the Fund's assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Securities in emerging markets involve certain considerations and risks not typically associated with investments in the United States. In addition to smaller size, lesser liquidity and greater volatility, certain securities' markets in which the Fund may invest are less developed than the U.S. securities market and there is often substantially less publicly available information about these issuers. Further, emerging market issues may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Accordingly, the price which the Fund may realize upon sale of securities in such markets may not be equal to its value as presented in the financial statements.

Settlement and registration of securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible the Fund could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

G. In connection with its organization the Fund incurred $80,000 of organization costs. The organization costs have been amortized on a straight-line basis over a five year period beginning September 30, 1996, the date the Fund commenced operations. Due to a change in accounting guidance, the balance of unamortized organization costs at December 31, 1998 will be charged to expense in 1999.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at June 30, 1999 totaled $20,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the six months ended June 30, 1999, the Fund repurchased 300,600 shares of its Common Stock at an average price per share of $11.03 and an average discount of 17.92% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board.

                         J.  Supplemental Proxy Information

The Annual Meeting of the Stockholders of the Morgan Stanley Russia and New Europe Fund, Inc. was held on April 29, 1999. The following is a summary of each proposal presented and the total number of shares voted:


                                                              VOTES IN       VOTES     AUTHORITY      VOTES
                                                              FAVOR OF      AGAINST    WITHHELD     ABSTAINED
                                                             ---------      -------    ---------    ---------
1. To elect the following Directors:  Peter J. Chase . .     2,532,457          --       27,063          --
                                      David B. Gill. . .     2,532,457          --       27,063          --
                                      Michael F. Klein..     2,532,457          --       27,063          --

2. To ratify the selection of PricewaterhouseCoopers
   LLP as independent accountants of the Fund. . . . . .     2,539,968      10,697           --       8,855

3. To approve an amendment to the Fund's Articles of
   Incorporation to change the name of the Fund to
   Morgan Stanley Dean Witter Eastern Europe Fund, Inc..     2,522,614      27,089           --       9,817

4. To approve an amendment to the Fund's investment
   restrictions to allow the Fund to invest more than
   25% of the Fund's total assets in securities of
   companies involved in the telecommunications
   industry if the Board of Directors of the Fund
   determines that certain criteria are met. . . . . . .     1,783,720      25,957           --       7,381

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

YEAR 2000 DISCLOSURE (UNAUDITED):

The investment advisory services provided to the Fund by the Adviser depend on the smooth operation of its computer systems. Many computer and software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser has been actively working on necessary changes to its own computer systems to deal with the year 2000 problem and expects that its systems will be adapted before that date. There can be no assurance, however, that the Adviser will be successful. In addition, other unaffiliated service providers may be faced with similar problems. The Adviser is monitoring their remedial efforts, but, there can be no assurance that they and the services they provide will not be adversely affected.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

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

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Participants who wish to withdraw from the Plan should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                    Morgan Stanley Dean Witter Eastern Europe Fund, Inc. American Stock Transfer & Trust Company
                    Dividend Reinvestment and Cash Purchase Plan
                    40 Wall Street
                    New York, NY 10005
                    1-800-278-4353

                                          17